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                                                                       Exhibit 8

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

Ge Capital Life Assurance Company of New York, a New York Corporation (the "Company") and its President, George Zippel, hereby nominates and appoints Donita M. King, Paul A. Haley, Jr. and Heather C. Harker (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, for his and in his name and place in any and all capacities, to execute and sign all Registration Statements of the Company filed with the Securities and Exchange Commission on Form N-4 under the Securities Act of 1933 and the Investment Company Act of 1940 and on Form S-6 under the Securities Act of 1933 (including all and all pre- and post-effective amendments and any supplements thereto), and to file with the Securities and Exchange Commission all such Registration Statements, amendments and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such Registration Statement, amendment or supplement, granting to such attorneys and each of them, full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officers might or could do.

IN WITNESS WHEREOF, GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK has caused this power of attorney to be executed in its full name and by its President and Chief Executive Officer and attested by its Assistant Secretary, and the undersigned officer has executed such power of attorney, as of January 15, 2002.


                                   GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                                   BY  /s/ George R. Zippel
                                      ---------------------------------------
                                       George R. Zippel
                                       President and Chief Executive Officer

ATTEST:

/s/ Beth Wortman
---------------------------------------------------------
Beth Wortman, SVP, General Counsel & Assistant Secretary



                                   BY  /s/ James D. Atkins
                                      ---------------------------------------
                                           James D. Atkins
                                           Senior Vice President


ATTEST:

/s/ Beth Wortman
---------------------------------------------------------
Beth Wortman, SVP, General Counsel & Assistant Secretary